UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2009

China Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-119034	98-0432681
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Julianna Lu, BSc. MSc.
Chief Executive Officer

Legal Address: 101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
(Address of principal executive offices) (Zip Code)
Issuer’s telephone Number: 86-10-6280-9561

Mailing Address
Suite #601 – 110 Dai-Hou-Bei-Li, Hai-Dian-District, Beijing, PR China 100091
Issuer’s telephone Number: 86-10-6280-9561

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into A Material Definitive Agreement

China Holdings, Inc.
800 Square Kilometers of Land for Real Estate Development in Inner Mongolia, PR China
Building China Las Vegas :  A New City in Inner Mongolia, PR China
Phase I:  100 Square Kilometers of Land / Real Estate Development
The Master Plan : The Land and City Planning

On March 18, 2009, China Holdings, Inc. (the “Company”) has approved the Company’s further development  plan of
An Initial Public Offering ( “ IPO”) US$200 - US$400 million  of “China Holdings, Inc.” in 2010 – 2011 upgrade:
i.	NASDAQ Small Cap Market or New York Stock Exchange, USA
ii.	Toronto Stock Exchange (TSX or TSX –V), Canada
iii.	AIM in London Stock Exchange, England

China Holdings, Inc. focuses on 800 Square Kilometers of Land for Real Estate Development in Inner Mongolia, PR China in 2009 – 2016. The multi-billion dollar value inherent in the China Holdings’ unique position of The Land Acquisition & Development, Land Right & Ownership for the 800 Square KM (“Kilometres”) Lands of Residential, Commercial, Industrial and Recreation Lands in Inner Mongolia PR China are truly extraordinary with multi-billions dollars values,  and the progress the Company has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential multi-billions dollars assets & profits of land /real estate/properties development in Inner Mongolia, China.

China Holdings, Inc.’s Ultimate Master Plan – Phase I - will consist of 100 Square Kilometers of land in Inner Mongolia, PR China. The Company’s objective is maximizing the value of every square meter of land to China Holdings & shareholders’ ultimate benefit/value, and the New City in Inner Mongolia PR China. The master plan will be not only exciting but a presentation package that will assist China Holdings’ further worldwide selling partial of 100 Square KM land parcels to the top international developers at ultimate values: with multi-billion dollars assets & revenues.  The property market impacts us all in so many ways. The rise and fall of house prices affects every individual’s lifestyle and every family’s fortune. In recent years property development has steadily increased its share of GDP in large cities and is now a major driver of China’s economic development and therefore of particular concern to government and academics alike. The New City which China Holdings, Inc. is developing now in Inner Mongolia PR China will generate multi-billion dollars revenues & assets annually in 1- 20 years like US Las Vegas City in 2006 – 2007, and will provide as A New World-Class City/Window in China to the World.

On March 18, 2009, China Holdings, Inc. (the “Company”) has approved the Company’s further development plan of
An Initial Public Offering ( “ IPO”) US$200 - US$400 million  of “China Holdings, Inc.” in 2010 – 2011 upgrade:
iv.	NASDAQ Small Cap Market or New York Stock Exchange, USA
v.	Or/and Toronto Stock Exchange (TSX or TSX –V), Canada
vi.	Or/and AIM in London Stock Exchange, England

On March 18, 2009, China Holdings, Inc. (the “Company”) has  approved the Company’s further development of US$1,000,000 private placement offering, pursuant to Regulation S promulgated under the Securities Act of 1933, and pursuant to  Rule 501(a) of Regulation D under the Securities Act of 1933,as amended (the “Securities Act”) and WHEREAS, pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company is offering up to 20,000,000 shares of the Company’s common stock (SEC 144 rules/legends) and warrants (SEC 144 rules/legends)to purchase 20,000,000 shares of the Company’s common stock in a private placement (the “Offering”) on the terms and conditions set forth herein: for each share of the Company’s common stock, $.001 par value (“Shares”), at a premium purchase price of USD $0.05 per share (the “Common Stock”), and  includes One (1) warrant (the “Warrant”) to purchase per share of Common Stock: the warrant is exercisable for a period of  (12) months, at a price $US0.20 per share. Upon further completion, the Company will file with SEC FORM 8-K for further legal disclosure and proper sec rules compliances.

The Use of Proceeds of US$1,000,000 is for the Company’s Master Plan of Land /City Planning: Phase IA Land Development:  The City Center: 20 Square KM land of 100 Square Kilometer Land in Inner Mongolia, PR China. China Holdings, Inc. is planning to fully complete The Master Plan of Land /City Planning: Phase IA:  The City Center: 20 Square KM land of  100 Square Kilometer Land in Inner Mongolia, PR Chin in four (4) months in August – September 2009 approximately. China Holdings, Inc.’s Master Plan : The Land and City Planning - The Phase IA master plan is consist of 20 Square Kilometers of land in Inner Mongolia, PR China: which provide with all the urban planning & designs for all the streets & buildings ( commercial, residential, industrial, & recreations) in initial 20 Sq. KM land – China Holdings, Inc. ‘s  objective is maximize the value of every square meter of  20 – 100 Sq KM land as the ultimate value as multi-billion dollars assets/revenues.

China Holdings, Inc. – 800 Square Kilometers of Land for Real Estate Development in Inner Mongolia PR China
Phase I : 100 Square Kilometers of Land Development
The Master Plan : The Land and City Planning - The Working Schedules For Completion

The ultimate master plan will consist of 100 Square Kilometers of land in Inner Mongolia, PR China. The Company’s objective is to maximize the value of every square meter of land to China Holdings, Inc. & its shareholders’ ultimate benefit. The master plan will be not only exciting but a presentation package that will assist China Holdings’ further worldwide marketing efforts to sell and develop 100 Square KM land parcels as ultimate values in multi-billion dollars revenue and in multi-billion dollars assets.

China Holdings, Inc. – 800 Square Kilometers of Land for Real Estate Development in Inner Mongolia PR China
Phase I :  100 Square Kilometers of Land Development

The Master Plan : The Land and City Planning -
The Phase IA master plan is consist of 20 Square Kilometers of land in Inner Mongolia, PR China: which provide with all the urban planning & designs for all the streets & buildings ( commercial, residential, industrial, & recreations) in initial 20 Sq. KM land – China Holdings, Inc. ‘s  objective is maximize the value of every square meter of  20 – 100 Sq KM land as the ultimate value as multi-billion dollars assets/revenues.

The Working Schedules – Four (4) Months in Aug-Sep 2009 Completion

Month 1  (May – June 2009): Evaluation Phase
Deliverables include:

●	Site and context analysis
●	Program generation
●	Team mobilization
●	Understanding of historic precedents
●	Review of natural and man made morphologies
●	Concept story telling
●	Orchestration of presentation materials
●	Site visit and technical workshop

Month 2 (June – July 2009): Analysis Phase
Deliverables include:

●	Generation of alternative solutions as appropriate
●	Movement system analysis
●	Open space systems analysis
●	Density calculations
●	Selection of preferred mater planning concept

Month 3  (July - August 2009): Synthesis Phase
Deliverables include:

●	Refinement of preferred master plan
●	Development of zoning diagram
●	Alternative site massing diagrams
●	Development of character studies
●	Development of phasing diagram

Month 4 ( August - September 2009): Communication Phase
Deliverables include:

●	Provision of colored master plan
●	Provision of up to 12 -20 character sketches
●	Provision of 3 -10 cross sections
●	Provision of colored master plan – Stand Physical Massing Models : Land Scales: (1:1000 Scale) or (1:500 Scale)
●	Provision of colored master plan – 3D massing models: Land Scales: (1:1000 Scale) or (1:500 Scale): for 30-60 sec. fly-through animations or/and 360 degree spin around animations
●	Provision of colored master plan –Power Point Presentations & Marketing materials: Overall Projects Concept

China Holdings, Inc. – 800 Square Kilometers of Land for Real Estate Development in Inner Mongolia PR China
Phase II :  100 Square Kilometers of Land Development - The Master Plan Completion & China/Worldwide Lands Parcels Marketing & Land Development by China Holdings, Inc.

●	Worldwide - 100 Square Kilometers of Land Parcels: Partial 100 Sq KM Land Parcels - China/Worldwide Marketing: Multi-Billon Dollars Revenues and Multi-Billon Dollars Assets
●
100 Square Kilometers Land - Construction & Land Development  - Real Estate Development: Commercial, buildings/properties,  Residential buildings/properties, Industrial buildings/properties & recreation buildings/properties : Multi-Billon Dollars Revenues and Multi-Billon Dollars Assets

Julianna Lu/The Chairwoman/CEO of China Holdings, Inc. plans to develop the Phase I: 100 Square Kilometers parcel of land in Inner Mongolia into a new city with a planned initial population of one million people in 2009-2016. The first phase will involve creation of a visionary plan for the new city including commercial buildings, and residential development,  five star hotels, shopping centers, casinos, golf courses as well as horse racing facilities and recreation and entertainment facilities.  Julianna Lu/ The Chairwoman /CEO of  China Holdings, Inc. is intended that the new city will have a cosmopolitan flavour combining architecture from many of the world’s great cities including Las Vegas, Paris, London, Rome, Venice, Vancouver, Tokyo, New York and Hong Kong, etc. The land/city development is located near an existing brand-new airport, and served by advanced high speed railway and modern highway.  All of the required basic infrastructure has already been built by the Chinese Government in later 2008. China Holdings will develop/construct partial lands parcels into commercial, residential/industrial buildings, and partial development parcels will be sold to major worldwide developers & China Holdings will strictly controlled the land development process & all the government &legal processing according to China Land Law & Regulation so that an efficient, modern attractive world-class city will be create. The 800 Sq KM land for development is located within 5 kilometers of a city centre and will be developed with a master plan according to international standards and developed in consultation with the government and international top-developers. The Company will capture and capitalize the potential significant commercial, industrial, residential and recreational properties development opportunities. China Holdings expects to generate significant multi-billion valued assets, gross revenues in multi-millions or billions from its development for the Phase I: 100 square kilometers of land /real estate development in late 2009 or early 2010.

China Holdings, Inc. is intended to develop the 800 Square Kilometers land in Three (3) Phases in next 1-10 years, includes with Phase I: 100 Square Kilometers including with Phase IA (20 Square KM), Phase IB (30 Square KM), and Phase IC (50 Square KM), and Phase II for 200 Square Kilometers, and Phase III for 500 Square Kilometers.

The multi-billion dollar value inherent in the China Holdings, Inc. unique position of The Land Acquisition & Development, Land Right & Ownership for the 800 Square KM (“Kilometres”) Lands of Residential, Commercial, Industrial and Recreation Lands in Inner Mongolia PR China are truly extraordinary with multi-billions dollars values,  and the progress the Company has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential multi-billions dollars assets & profits of land /real estate/properties development in Inner Mongolia, China.

The Company is developing its new version website: www.chinaholding.net with all the updated land development and new version of www.chinaholding.net will be opening to public in 2-3 months.

Building Renewable Energy Assets in China
China Holdings, Inc.’s controlled subsidiary:
China Power, Inc.
2000 Megawatts Wind Power Plants/Projects Development
400 Square Kilometers Land

On March 18, 2009, China Holdings, Inc. (the “Company”) has approved the Company’s further development plan of
An Initial Public Offering ( “ IPO”) US$200 - $400 million of “China Power, Inc.” in 2010-2011 to list “China Power, Inc.” onto Toronto Stock Exchange or TSX –V enture in Canada or/and NASDAQ Small Cap Market.

On March 18, 2009, China Holdings, Inc. (the “Company”) has also approved the Company’s controlled subsidiary: China Power, Inc.’s further development of US$3,000,000 private placement offering, pursuant to Regulation S promulgated under the Securities Act of 1933, and pursuant to  Rule 501(a) of Regulation D under the Securities Act of 1933,as amended (the “Securities Act”) and WHEREAS, pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company is offering up to 6,000,000 shares of the Company’s common stock (SEC 144 rules/legends) and warrants (SEC 144 rules/legends)to purchase 6,000,000 shares of the Company’s common stock in a private placement (the “Offering”) on the terms and conditions set forth herein: for each share of the Company’s common stock, $.001 par value (“Shares”), at a premium purchase price of USD $0.50 per share (the “Common Stock”), and  includes One (1) warrant (the “Warrant”) to purchase per share of Common Stock: the warrant is exercisable for a period of  (12) months, at a price $US1.00 per share. Upon further completion, the Company/China Power, Inc. will file with SEC FORM 8-K further legal disclosure and proper sec rules compliances.

The Use of Proceeds of US$3,000,000 are for the completion of  China Power, Inc.’s 2000 MW Wind Power Plants - Phase I - Wind Resources Monitoring Programs -300 MW Wind Power Plants" in 2009 for 6-12 months programs on 300 MW Wind Power Plants as Phase I Development/Plan. The company expects to break ground in 2009-2010 for the initial 300 MW of wind power, to be completed in 2-3 years.

The value inherent in China Power's unique position through its 2000 MW Wind Power Plants/Projects is truly extraordinary, and the progress the China Power has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential of renewable energy power plants & industry in China, or/and worldwide.

On March 18, 2009, China Holdings, Inc. (the “Company”) has approved the Company’s further development plan of An Initial Public Offering ( “ IPO”) US$200 - $400 million of “China Power, Inc.” in 2010-2011 to list “China Power, Inc.” onto Toronto Stock Exchange or TSX –V enture in Canada or/and NASDAQ Small Cap Market.

China Power, Inc.
2000 Megawatts Wind Power Plants/Projects Development
400 Square Kilometers Land

China Holdings, Inc. (the “Company”)’s controlled subsidiary: China Power, Inc. focuses on its developing and construction of 2000 Megawatts Wind Power Plants/Projects on 400 Square Kilometers lands in Inner Mongolia, PR China in 2009 – 2013.

China Power, Inc. has moved forward for THE 2000 MW WIND POWER PLANTS/PROJECTS DEVELOPMENT/CONSTRUCTIONS PLAN (2009-2013) in Inner Mongolia PR China with the following programs & plans:

1.
Conducting the "Wind Resources Monitoring Programs" in 2009 for 6-12 months programs on 300 MW Wind Power Plants as Phase I Development/Plan. The company expects to break ground in 2009-2010 for the initial 300 MW of wind power, to be completed in 2-3 years.

2.
 Execute/Complete "Wind Turbines Supplying & Operation System" /Contracts with China Top Rank Wind Turbines’ Manufactures or/and Global Industrial Wind Turbines Manufactures/", and ensure the system with the following  features:

* Wind Turbines (700 of 3.0MW or 600 of 3.6 MW): with the aim of reducing the cost per kWh, and lighter,
Stronger towers and ground-breaking nacelle design which produces more power from less weight with efficiency, economic, effectiveness.

*     Wind  Farm Operation Systems (Advanced) with the features of  Real-time active and reactive power control of the entire wind power plant; Control and monitoring of wind turbines, meteorology ,instruments and substations; Plant performance summaries in both text and graphical form; Comprehensive report generator module;  Productivity presentations; Availability calculations; Instant online data from any turbine: Status, power, wind speed, voltage current, temperatures and alarms; 10-minute averaged data, including mean values, standard deviations, minimum and maximum values; Advanced power curve presentations, including power curves, scatter curves, reference and wind distribution curves from multiple units; User-friendly graphical user interface based  on Windows standards; Client connection manager for access to multiple power plants; Secure login with customisable access profiles; Remote control of a single wind turbine or a group of  turbines.

3.
Complete “EPC Contracts” with China-National Top Rank Engineering Firms or/and Top-Global Engineering Firms (“EPC": Project Planning and Design, Project management, engineering, procurement and construction expertise) to construct the Company’s 2000 Megawatts Wind Power Plants/Projects in Inner Mongolia PR China on a turnkey basis/solution, and with upset price guarantees and fixed wind turbines installation & construction completion timetables.  “EPC” Completion Wind Turbines Installations and Manufacturing “2000 MW WIND POWER PLANTS/PROJECTS” on 400 Square KM Lands in Inner Mongolia PR China in 2-4 years approximately.

China Power, Inc.’s 2000 Megawatts Wind Farm Power Plants are legally financially protected by Local Chinese Government & China New Renewable Energy Policies & Laws to wind energy producers and developers. Under the China Renewable Energy Laws and Registrations, the China State Power Grid has agreed to purchase 100% of the power generated by the company’s wind power plants (2,000 MW) at 0.55 Yuan per kilowatt hour or approximately $0.08 per kilowatt hour, with a 4% increase annually for 25-30 years with additional guaranteed extension terms..
China Power expects total gross revenue of 2,750 Million Yuan (2,000,000 Kilowatts x 2500 Hours x 0.55 Yuan/Kwh) in 4 -5 years upon 2,000 MW Wind Farm Power Plants in full production.

The value inherent in China Power's unique position through its 2000 MW Wind Power Plants/Projects is truly extraordinary, and the progress the China Power has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential of renewable energy power plants & industry in China, or/and worldwide.

China Power, Inc.
250 Megawatts – 5 Biomass Power Plants China Power will consolidate/develop its construction plan/execution  on its five 50 MW biomass power plants, for a total of 250 MW in Hebei, Hunan, AnHui and Inner Mongolia Provinces, PR China in 2009-2013. China Power has completed two (2) Biomass Plants/projects’feasibility studies in 2008 via: China Electric & Design Institute, owned/controlled by China National Mechanical & Industrial Minister (“CEI”) (China-National-Top-Rank (6) Engineering Firm). However, due to current world economy crisis, China Power & CEI expect to reduce 20%-30% total construction cost from 600 millions RMB down to 400 millions RMB for each 50 MW biomass plants/projects. China Power have also completed three (3) fuel analysis completed for three biomass plants/projects. China Power expects to break ground on the biomass projects in 2009, with completion in 24 to 36 months. Under China Renewable Energy Laws and Registrations, the China State Power Grid has agreed to purchase 100% of the electricity power generated by the company’s five biomass power plants at 0.60 Yuan per kilowatt hour or approximately $0.088 per kilowatt hour, with a 4% annual increase for 25 years, and additional guaranteed extension terms. China Power expects to reach a total of gross revenue: 900 millions RMB = 5 x 50,000 KW x 6000 Hours x 0.60 Yuan in 4 -5 years upon 250 MW -5 Biomass  Power Plants in full production. The net income is estimated as 45% of the total gross revenue.

China Power, Inc.
Hydropower PotentialChina Power has been pursuing potential acquisitions in hydropower plants, but the “China renewable energy policy does not support hydropower as much” as compared to biomass and wind power.  Current hydropower purchase agreements only guarantee a price of 0.20 to 0.35 Yuan per kilowatt.  As a result, acquiring small hydropower facilities is currently not as attractive as developing other renewable energy facilities.  If government guarantees for hydropower electricity changes, China Holdings/China Power is ready to pursue hydropower acquisitions.  Julianna Lu/The Founder/CEO of China Holdings, Inc./China Power, Inc. states that hydropower “opportunities are still there for China Holdings” and the company “may complete an acquisition in 2009 – 2010.”

China Power, Inc. is developing its new version website: www.chinapower.us  with all the updated wind power &biomass power development and new version of www.chinapower.us will be opening to public in 3-4 months.

ITEM 9.01 Financial Statements and Exhibits.
(a)	Exhibits. None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Holdings, Inc.
Date: March 23, 2009

 /s/ Julianna Lu

Julianna Lu
Chief Executive Officer
Chairperson of   The  Board Directors